                                                                   EXHIBIT 10.17

                 [LETTERHEAD OF PHOENIX LEASING APPEARS HERE]


August 30, 1999

Mr. Lee Kirkpatrick
Chief Financial Officer
iOwn.com, Inc.
118 King Street, Suite 260
San Francisco, CA 94107

Dear Lee:

We are pleased to offer this commitment for a [*] increase to the existing loan facility. All terms and conditions of the Senior Loan and Security Agreement ("Loan") remain in effect with the following changes:

Conditions precedent to funding:

 .    Satisfactory performance to plan "iOwn.com, Inc. Balance Sheet and
     Statement of Operations fax dated 7-27-99" at all funding, viable through 12-31-99.

 .    Proof of closure of $25M equity round to close by 9-30-99.

If you are in agreement with the aforementioned, please have a person authorized to sign on behalf of your company sign and date this letter as indicated below and return to me along with a commitment fee replenishment of $3000. Upon receipt from you of the original of this letter, we shall proceed with your new equipment financing requirements.

PHOENIX LEASING INCORPORATED                 iOWN.COM, INC.

By: /s/ Robert S. Borges                     By:________________________
   ---------------------------
Title: Director Business Dev't.              Title:_____________________
      ------------------------
Date: August 30, 1999                        Date:______________________
    --------------------------


[*] Confidential Treatment Requested

                  SENIOR LOAN AND SECURITY AGREEMENT NO. L6190


THIS SENIOR LOAN AND SECURITY AGREEMENT NO. L6190 (this "Security Agreement") is dated as of November 20, 1998 between HOME SHARK, INC., a California corporation ("Borrower") and PHOENIX LEASING INCORPORATED, a California corporation ("Lender").

                                   RECITALS

     A. Borrower desires to borrow from Lender in one or more borrowings an amount not to exceed [*] in the aggregate, and Lender desires to loan, subject to the terms and conditions herein set forth, such amount to Borrower (each, a "Loan" and collectively, the "Loans"). Such borrowings shall be evidenced by one or more Senior Secured Promissory Notes (each, a "Note" and collectively, the "Notes"), in the form attached hereto.

     B. As security for Borrower's obligations to Lender under this Security Agreement, the Notes and any other agreement between Borrower and Lender, Borrower will grant to Lender hereunder a first priority security interest in certain of its equipment, machinery, fixtures, other items and intangibles, including but not limited to servers, personal computers, peripherals, workstations, office equipment, furniture, phone system and also certain custom use equipment, installation and delivery costs, purchase tax, toolings, software and other items generally considered fungible or expendable ("Soft Costs") whether now owned by Borrower or hereafter acquired, and all substitutions and replacements of and additions, improvements, accessions and accumulations to said equipment, machinery and fixtures and other items, together with all rents, issues, income, profits and proceeds therefrom (collectively, the "Collateral") which is described on the Note attached hereto or any subsequently-executed
Note entered into by Lender and Borrower and which incorporates this Security Agreement by reference.

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

SECTION 1. TERM OF AGREEMENT. The term of this Security Agreement begins on the date set forth above and shall continue thereafter and be in effect so long as and at any time any Note entered into pursuant to this Security Agreement is in effect. The Term and monthly payment amount payable with respect to each item of Collateral shall be as set forth in and as stated in the respective Note(s). The terms of each Note hereto are subject to all conditions and provisions of this Security Agreement as it may at any time be amended. Each Note shall constitute a separate and independent Loan and contractual obligation of Borrower and shall incorporate the terms and conditions of this Security Agreement and any additional provisions contained in such Note. In the event of a conflict between the terms and conditions of this Security Agreement and any provisions of such Note, the provisions of such Note shall prevail with respect to such Note only.

SECTION 2. NON-CANCELABLE LOAN. This Security Agreement and each Note cannot be canceled or terminated except as expressly provided herein. Borrower agrees that its obligations to pay all monthly payment amounts and other sums payable hereunder (and under any Note) and the rights of Lender and any assignee in and to such amounts and other sums, are absolute and unconditional and are not subject to any abatement, reduction, setoff, defense, counterclaim or recoupment due or alleged to be due to, or by reason of, any past, present or future claims which Borrower may have against Lender, any assignee, the manufacturer or seller of the Collateral, or against any person for any reason whatsoever.

SECTION 3.  LENDER COMMITMENT. (a) General Terms. Subject to the terms and
                                   -------------
conditions of this Security Agreement and so long as no Event of Default or event which with the giving of notice or passage of

[*] Confidential Treatment Requested
time, or both, could become an Event of Default has occurred, Lender hereby agrees to make one or more senior secured Loans to Borrower, subject to the following conditions: (i) each Loan shall be evidenced by a Note; (ii) the total principal amount of the Loans shall not exceed [*] in the aggregate (the "Commitment") provided that no more than [*] of the amount of the utilized Commitment may be used to finance Soft Costs; (iii) at the time of each Loan, no Event of Default or event which with the giving of notice or passage of time, or both, could become an Event of Default shall have occurred and be continuing, as reasonably determined by Lender, and certified by Borrower; (iv) the amount of each Loan shall be at least [*] except for a final Loan which may be less than [*]; (v) Lender shall not be obligated to make any Loan after [*];
(vi) for each Loan, Borrower shall present to Lender a list of proposed Collateral for approval by Lender in its sole discretion; (vii) for each Loan, Borrower shall have provided Lender with each of the closing documents described in Exhibit A hereto (which documents shall be in form and substance reasonably acceptable to Lender); (viii) Borrower is performing according to and not materially deviating from its business plan referred to as "HOME SHARK, INC. CASH FORECAST-CONFIDENTIAL", 4 pages, dated April 20, 1998 (the "Business Plan"), as may be amended from time to time in form and substance acceptable to Lender. Performance will be measured by prorating quarterly figures to a monthly basis; (ix) there shall be no material adverse change in Borrower's condition, financial or otherwise, that would materially impair the ability of Borrower to meet its payment and other obligations under this Loan (a "Material Adverse Effect") as reasonably determined by Lender, and Borrower so certifies, from
(yy) the date of the most recent financial statements delivered by Borrower to Lender to (zz) the date of the proposed Loan; (x) Borrower shall use the proceeds of all Loans hereunder to purchase or reimburse the purchase of Collateral; (xi) at the time of each Loan, Borrower has reimbursed Lender for all UCC filing and search costs, inspection and labeling costs, and appraisal fees, if any; (xii) all Collateral has been marked and labeled by Lender or Lender's agent; and (xiii) Lender has received in form and substance acceptable to Lender: (a) Borrower's interim financial statements signed by a financial officer of Borrower, (b) prior to the first funding, evidence of Borrower's receipt of $7,500,000 equity by September 4, 1998; (c) prior to the first funding, evidence of Borrower's [*] cash position as of March 31, 1998;
and (d) complete copies of the Borrower's audit reports for its most recent fiscal year, which shall include at least Borrower's balance sheet as of the close of such year, and Borrower's statement of income and retained earnings and of changes in financial position for such year, prepared on a consolidated basis and certified by independent public accountants. Such certificate shall not be qualified or limited because of restricted or limited examination by such accountant of any material portion of the company's records. Such reports shall be prepared in accordance with generally accepted accounting principles and practices consistently applied.

        (b) The Notes. Each Loan shall be evidenced by a Note [*].
            ---------
Each Note shall bear interest and be payable at the times and in the manner provided therein. Following payment of the Indebtedness related to each Note, Lender shall promptly return such Note, marked "canceled," to Borrower.
SECTION 4. SECURITY INTERESTS. (a) Borrower hereby grants to Lender a first security interest in all Collateral; (b) This Security Agreement secures (i) the payment of the principal of and interest on the Notes and all other sums due thereunder and under this Security Agreement (the "Indebtedness") and (ii) the performance by Borrower of all of its other covenants now or hereafter existing under the Notes, this Security Agreement and any other obligation owed by Borrower to Lender (the "Obligations").

SECTION 5. BORROWER'S REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that (a) it is in good standing under the laws of the state of its formation, duly qualified to do business and will remain duly qualified during the term of each Loan in each state where necessary to carry on its present business and operations, including the jurisdiction(s) where the Collateral will be located as specified on each Exhibit A to each Note, except where failure to be so qualified would not have a Material Adverse Effect; (b) it

[*] Confidential Treatment Requested
has full authority to execute and deliver this Security Agreement and the Notes and perform the terms hereof and thereof, and this Security Agreement and the Notes have been duly authorized, executed and delivered and constitute valid and binding obligations of Borrower enforceable in accordance with their terms;
(c) the execution and delivery of this Security Agreement and the Notes will not contravene any law, regulation or judgment affecting Borrower or result in any breach of any material agreement or other instrument binding on Borrower; (d) no consent of Borrower's shareholders or holder of any indebtedness, or filing with, or approval of, any governmental agency or commission, which has not already been obtained or performed, as appropriate, is a condition to the performance of the terms of this Security Agreement or the Notes; (e) there is no action or proceeding pending or threatened against Borrower before any court or administrative agency which might have a Material Adverse Effect on the business, financial condition or operations of Borrower; (f) at the time any Loan is made hereunder, Borrower owns and will keep all of the Collateral free and clear of all liens, claims and encumbrances, and, except for this Security Agreement, there is no deed of trust, mortgage, security agreement or other third party interest against any of the Collateral; (g) at the time any Loan is made hereunder, Borrower has good and marketable title to the Collateral; (h) at the time any Loan is made hereunder, all Collateral has been received, installed and is ready for use and is satisfactory in all respects for the purposes of this Security Agreement; (i) the Collateral is, and will remain at all times under applicable law, removable personal property, which is free and clear of any lien or encumbrance except in favor of Lender, notwithstanding the manner in which the Collateral may be attached to any real property; (j) all credit and financial information submitted to Lender herewith or at any other time is and will at the time given be true and correct in all material respects; and (k) the security interest granted to Lender hereunder is a first priority security interest, and (l) on or before January 1, 2000, Borrower's computer system shall be Year 2000 performance compliant and will thus be able to accurately process date data from, into and between the twentieth and twenty-first centuries including leap year calculations.

SECTION 6. METHOD AND PLACE OF PAYMENT. Borrower shall pay to Lender, at such address as Lender specifies in writing, all amounts payable to it under this Security Agreement and the Notes.

SECTION 7. LOCATION; INSPECTION; LABELS. All of the Collateral shall be located at the address (the "Collateral Location") shown on Exhibit A to each Note and shall not be moved without Lender's prior written consent which location shall in all events be within the United States. All of the records regarding the Collateral shall be located at 118 King Street, #225, San Francisco, CA 94107, or such other location of which Borrower has given notice to Lender in accordance with this Security Agreement. Lender shall have the right to inspect Collateral, including records relating thereto, and Borrower's books and records at any time (upon reasonable notification) during regular business hours, such books and records to be maintained in accordance with generally accepted accounting principles. Borrower shall be responsible for all labor, material and freight charges incurred in connection with any removal or relocation of Collateral which is requested by Borrower and consented to by Lender, as well as for any charges due to the installation or moving of the Collateral. Payments under the Notes and under this Security Agreement shall continue during any period in which the Collateral is in transit during a relocation. During Borrower's regular business hours and upon at least two days' notice to Borrower, Lender or its agent shall mark and label Collateral, which labels (to be provided by Lender) shall state that such Collateral is subject to a security interest of Lender, and Borrower shall keep such labels on the Collateral as so labeled.

SECTION 8.  COLLATERAL MAINTENANCE. (a) General. Borrower will reasonably permit
                                        -------
Lender to inspect each item of Collateral and its maintenance records during Borrower's regular business hours upon reasonable notice. Borrower will at its sole expense comply with all applicable laws, rules, regulations, requirements and orders with respect to the use, maintenance, repair, condition, storage and operation of each item of Collateral. Any addition or improvement that is so required or cannot be so removed will immediately become Collateral of Lender.
(b) Service and Repair. With respect to the Collateral, Borrower will at its
    ------------------
sole expense
maintain and service and repair any damage to each item of Collateral in a manner consistent with prudent industry practice and Borrower's own practice so that such item of Collateral is at all times (i) in the same condition as when delivered to Borrower, except for ordinary wear and tear, and (ii) in good operating order for the function intended by its manufacturer's warranties and recommendations.

SECTION 9. LOSS OR DAMAGE. Borrower assumes the entire risk of loss to the Collateral through use, operation or otherwise. Borrower hereby indemnifies and holds harmless Lender from and against all claims, loss of Loan payments, costs, damages, and expenses relating to or resulting from any loss, damage or destruction of the Collateral, any such occurrence being hereinafter called a "Casualty Occurrence." No later than the first payment date following such Casualty Occurrence, or, if there is no such payment date, no later than thirty
(30) days after such Casualty Occurrence, Borrower shall, at its election, either: (a) repair the Collateral returning it to good operating condition, or
(b) replace the Collateral with Collateral acceptable to Lender in its reasonable discretion, in good condition and repair taking all steps required by Lender to perfect Lender's first priority security interest therein, which replacement Collateral shall be subject to the terms of this Security Agreement, or (c) on the first day payment is due on any Note following the Casualty Occurrence, or if there is no such payment date, thirty (30) days after such Casualty Occurrence, pay to Lender an amount equal to the Balance Due (as defined below) for each lost or damaged item of Collateral. The Balance Due for each such item is the sum of: (i) all amounts for each item which may be then due or accrued to the payment date, plus (ii) as of such payment date, an amount equal to the product of the fraction specified below times the sum of all remaining payments under the respective Note, including the amount of any mandatory payment required to be paid by Borrower to Lender at the maturity of the Note. The numerator of the fraction shall be the collateral value (as set forth on the applicable Note) of the item and the denominator shall be the aggregate collateral value of all items under the Note. Upon the making of such payments, Lender shall release such item of Collateral from its lien hereunder.

SECTION 10. INSURANCE. Borrower at its expense shall keep the Collateral insured against all risks of physical loss for at least the replacement value of the Collateral (including, in the case of Collateral which is vehicles, comprehensive and collision coverage) and in no event for less than the amount payable following a Casualty Occurrence (as provided in Section 9). Such insurance shall provide for a loss payable endorsement to Lender and/or any assignee of Lender. Borrower shall maintain commercial general liability insurance, including products liability and completed operations coverage, with respect to loss or damage for personal injury, death or property damage in an amount not less than $2,000,000 in the aggregate, (and in the case of Collateral which is vehicles, in an amount not less than $1,000,000 covering bodily injury and property damage in a combined single limit) naming Lender and/or Lender's assignee as additional insured. Such insurance shall contain insurer's agreement to give thirty (30) days' advance written notice to Lender before cancellation or material change of any policy of insurance. Borrower will provide Lender and any assignee of Lender with a certificate of insurance from the insurer evidencing Lender's or such assignee's interest in the policy of insurance. Such insurance shall cover any Casualty Occurrence to any unit of Collateral. Notwithstanding anything in Section 9 or this Section 10 to the contrary, this Security Agreement and Borrower's obligations hereunder shall remain in full force and effect with respect to any unit of Collateral which is not subject to a Casualty Occurrence. If Borrower fails to provide or maintain insurance as required herein, Lender shall have the right, but shall not be obligated, to obtain such insurance. In that event, Borrower shall pay to Lender the cost thereof.

Any item or items that are subject to a Casualty Occurrence as contemplated in
Section 9 hereof and for which Borrower receives and retains insurance proceeds for the full replacement value, shall no longer be subject to the terms of this Agreement.

SECTION 11. MISCELLANEOUS AFFIRMATIVE COVENANTS. So long as any portion of the Indebtedness is unpaid and as long as any of the Obligations are outstanding Borrower will: (a) duly pay all governmental taxes and assessments at the time they become due and payable; provided, however, Borrower may contest the same in good faith so long as no payment default by Borrower has occurred and is continuing; (b) comply with all applicable material governmental laws, rules and regulations relating to its business and the Collateral where a failure to comply would have a Material Adverse Effect; (c) take no action to adversely affect Lender's security interest in the Collateral as a first and prior perfected security interest; (d) furnish Lender with its annual audited financial statements within one hundred twenty (120) days following the end of Borrower's fiscal year, unaudited quarterly financial statements within forty-five (45) days after the end of each fiscal quarter, and within thirty (30) days of the end of each month a financial statement for that month prepared by Borrower, and including an income statement and balance sheet, all of which shall be certified by an officer of Borrower as true and correct and shall be prepared in accordance with generally accepted accounting principles consistently applied, and such other information as Lender may reasonably request; and (e) promptly (but in no event more than five (5) days after the occurrence of such event) notify Lender of any change in Borrower's condition during the commitment period which constitutes a Material Adverse Effect, and of the occurrence of any Event of Default.

SECTION 12. INDEMNITIES. Borrower will protect, indemnify and save harmless Lender and any assignees from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including reasonable attorneys' fees and expenses), imposed upon or incurred by or asserted against Lender or any assignee of Lender by Borrower or any third party by reason of the occurrence or existence (or alleged occurrence or existence) of any act or event relating to or caused by any portion of the Collateral, or its purchase, acceptance, possession, use, maintenance or transportation, including without limitation, consequential or special damages of any kind, any failure on the part of Borrower to perform or comply with any of the terms of this Security Agreement or any Note, claims for latent or other defects, claims for patent, trademark or copyright infringement and claims for personal injury, death or property damage, including those based on Lender's negligence or strict liability in tort and excluding only those based on Lender's gross negligence or willful misconduct. In the event that any action, suit or proceeding is brought against Lender by reason of any such occurrence, Borrower, upon Lender's request, will, at Borrower's expense, resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel reasonably acceptable by Lender. Borrower's obligations under this Section 12 shall survive the payment in full of all the Indebtedness and the performance of all Obligations with respect to acts or events occurring or alleged to have occurred prior to the payment in full of all the Indebtedness and the performance of all Obligations.

SECTION 13. TAXES. Borrower agrees to reimburse Lender (or pay directly if instructed by Lender) and any assignee of Lender for, and to indemnify and hold Lender and any assignee harmless from, all fees (including, but not limited to, license, documentation, recording and registration fees), and all sales, use, gross receipts, personal property, occupational, value added or other taxes, levies, imposts, duties, assessments, charges, or withholdings of any nature whatsoever, together with any penalties, fines, additions to tax, or interest thereon (the foregoing collectively "Impositions"), except same as may be attributable to Lender's income, arising at any time prior to or during the term of any Notes or of this Security Agreement, or upon termination or early termination of this Security Agreement and levied or imposed upon Lender directly or otherwise by any Federal, state or local government in the United States or by any foreign country or foreign or international taxing authority upon or with respect to (a) the Collateral, (b) the exportation, importation, registration, purchase, ownership, delivery, leasing, financing, possession, use, operation, storage, maintenance, repair, return, sale, transfer of title, or other disposition thereof, (c) the rentals, receipts, or earnings arising from the Collateral, or any disposition of the rights to such rentals, receipts, or earnings, (d) any payment pursuant to this Security Agreement or the Notes, or (e) this Security Agreement, the Notes or any transaction or any part hereof or thereof.

SECTION 14. RELEASE OF LIENS. Upon payment of all of the Indebtedness and performance of all of the Obligations, Lender shall execute UCC termination statements and such other documents as Borrower shall reasonably request to evidence the release of Lender's lien relating to the Collateral.

SECTION 15. ASSIGNMENT. WITHOUT LENDER'S PRIOR WRITTEN CONSENT WHICH CONSENT WILL NOT BE UNREASONABLY WITHHELD OR DELAYED, BORROWER SHALL NOT (a) ASSIGN, TRANSFER, PLEDGE, HYPOTHECATE OR OTHERWISE DISPOSE OF THIS SECURITY AGREEMENT, ANY NOTE, ANY COLLATERAL, OR ANY INTEREST THEREIN, (b) LEASE OR LEND COLLATERAL OR PERMIT IT TO BE USED BY ANYONE OTHER THAN BORROWER OR BORROWER'S EMPLOYEES, CONTRACTORS AND AGENTS OR (c) MERGE INTO, CONSOLIDATE WITH OR CONVEY OR TRANSFER ITS PROPERTIES SUBSTANTIALLY AS AN ENTIRETY TO ANY OTHER PERSON OR ENTITY
EXCEPT TO A SUCCESSOR IN INTEREST TO ALL OR SUBSTANTIALLY ALL OF THE BUSINESS OF BORROWER; PROVIDED, HOWEVER, THAT, THE FINANCIAL CONDITION OF SUCH SUCCESSOR IS GREATER THAN OR EQUAL TO BORROWER AS DETERMINED IN GOOD FAITH BY LENDER AND THE SUCCESSOR'S BUSINESS AND ITS MAJOR INVESTORS ARE REASONABLY ACCEPTABLE TO LENDER. LENDER MAY ASSIGN ANY OF THE NOTES, THIS SECURITY AGREEMENT OR ITS SECURITY INTEREST IN ANY OR ALL COLLATERAL OR ANY OR ALL OF THE ABOVE, IN
WHOLE OR IN PART TO ONE OR MORE ASSIGNEES OR SECURED PARTIES WITHOUT NOTICE TO BORROWER. If Borrower is given notice of such assignment it agrees to acknowledge receipt thereof in writing and Borrower shall execute such additional documentation as Lender's assignee and/or secured party shall reasonably require at Lender's expense. Each such assignee and/or secured party shall have all of the rights, but (except as provided in this Section 15) none of the obligations, of Lender under this Security Agreement, unless such assignee or secured party expressly agrees to assume such obligations in writing. Borrower shall not assert against any assignee and/or secured party any defense, counterclaim or offset that Borrower may have against Lender. Notwithstanding any such assignment, and providing no Event of Default has occurred and is continuing, Lender, or its assignees, secured parties, or their agents or assigns, shall not interfere with Borrower's right to quietly enjoy use of Collateral subject to the terms and conditions of this Security Agreement. Subject to the foregoing, the Notes and this Security Agreement shall inure to the benefit of, and are binding upon, the successors and assignees of the parties hereto. Borrower and Lender each acknowledge that any such assignment by Lender will not change Borrower's duties or obligations under this Security Agreement and the Notes or increase any burden or risk on Borrower.

SECTION 16. DEFAULT. (a) Events of Default. Any of the following events or
                         -----------------
conditions shall constitute an "Event of Default" hereunder: (1) Borrower's failure to pay any monies due to Lender hereunder or under any Note beyond the tenth (l0th) day after the same is due; (ii) Borrower's failure to comply with its obligations under Section 10 or Section 15; (iii) any representation or warranty of Borrower made in this Security Agreement or the Notes or in any other agreement, statement or certificate furnished to Lender in connection with this Security Agreement or the Notes shall prove to have been incorrect in any material respect when made or given; (iv) Borrower's failure to comply with or perform any material term, covenant or condition of this Security Agreement or any Note or under any other agreement between Borrower and Lender or under any lease or mortgage of real property covering the location of the Collateral if such failure to comply or perform is not cured by Borrower within thirty (30) days after Borrower knows of the noncompliance or nonperformance or notice from Lender or such longer period that Borrower is diligently attempting to effect such cure; (v) seizure of any of the Collateral under legal process; (vi) the filing by or against Borrower of a petition for reorganization or liquidation under the Bankruptcy Code or any amendment thereto or under any other insolvency law providing for the relief of debtors; (vii) the voluntary or involuntary making of an assignment of a substantial portion of its assets by Borrower for the benefit of its creditors, the appointment of a receiver or trustee for Borrower for any of Borrower's assets, the institution by or against Borrower of any formal or informal proceeding for dissolution, liquidation, settlement of claims against or winding up of the affairs of Borrower provided that in the case of all such involuntary proceedings, same are not dismissed within ninety
(90) days after commencement; or (viii) the making by Borrower of a transfer of all or a material portion of Borrower's assets or inventory not in the ordinary course of business.

     (b) Remedies. If any Event of Default has occurred, Lender may in its sole
         --------
discretion exercise one or more of the following remedies with respect to any or all of the Collateral: (i) declare due any or all of the aggregate sum of all remaining payments under the Notes, including the amount of any mandatory or optional payment required or permitted to be paid by Borrower to Lender at the maturity of the Notes ("Remaining Payments"); (ii) proceed by appropriate court action or actions either at law or in equity to enforce Borrower's performance of the applicable covenants of the Notes and this Security Agreement or to recover all damages and expenses incurred by Lender by reason of an Event of Default; (iii) except as provided by law, without court order or prior demand, enter upon the premises where the Collateral is located and take immediate possession of and remove it without liability of Lender to Borrower or any other person or entity; (iv) terminate this Security Agreement and sell the Collateral at public or private sale, or otherwise dispose of, hold, use or lease any or all of the Collateral in a commercially reasonable manner; or (v) exercise any other right or remedy available to it under applicable law. If Lender has declared due any or all of the Remaining Payments, Borrower will pay immediately to Lender, without duplication, (A) the Remaining Payments, (B) all amounts which may be then due or accrued, and (C) all other amounts due under this Security Agreement and under the Notes (Lender's Return, as referred to below, means the amounts described in clauses (A), (B) and (C) above). The net proceeds of any sale or lease of such Collateral will be credited against Lender's Return. The net proceeds of a sale of the Collateral pursuant to this Section 16(b) is defined as the sales price of the Collateral less selling expenses, including, without limitation, costs of remarketing the Collateral and all refurbishing costs and commissions paid with respect to such remarketing. The net proceeds of a lease of the Collateral pursuant to this Section 16(b) is defined as the amount equal to the monthly payments due under such lease (discounted at 6% per annum compounded monthly on the basis of a 360 day year (the "Discount Rate") plus the residual value of the Collateral at the end of the basic term of such lease, as reasonably determined by Lender, and discounted at the Discount Rate.

Borrower agrees to pay all reasonable out-of-pocket costs of Lender incurred in enforcement, and related exercise of remedies, of this Security Agreement, the Notes or any instrument or agreement required under this Security Agreement, including, but not limited to reasonable attorneys' fees and litigation expenses and fees of collection agencies ("Remedy Expenses"). Following an Event of Default and at Lender's request, Borrower shall assemble the Collateral and make it available to Lender at such time and location as Lender may reasonably designate. Borrower waives any right it may have to redeem the Collateral until Lender's return under any and all Notes is paid in full.

Declaration that any or all amounts under this Security Agreement and/or the Notes are immediately due and payable and Lender's taking possession of any or all Equipment shall not terminate this Security Agreement or any of the Notes unless Lender so notifies Borrower in writing. None of the above remedies is intended to be exclusive but each is cumulative and may be enforced separately or concurrently.

     (c) Application of Proceeds. The proceeds of any sale of all or any part of
         -----------------------
the Collateral and the proceeds of any remedy afforded to Lender by this Security Agreement shall be paid to and applied as follows:

          First, to the payment of reasonable costs and expenses of suit or
          -----
foreclosure, if any, and of the sale, if any, including, without limitation, refurbishing costs, costs of remarketing and commissions related to remarketing, all Remedy Expenses, all reasonable expenses, liabilities and advances incurred or made pursuant to this Security Agreement or any Note by Lender in connection with foreclosure, suit, sale or enforcement of this Security Agreement or the Notes, and taxes, assessments or liens superior to Lender's security interest granted by this Security Agreement;

          Second, to pay Lender an amount equal to Lender's Return, to the
          ------
extent not previously paid by Borrower; and

          Third, to the payment of any surplus to Borrower or to whomever may
          -----
lawfully be entitled to receive it.

     (d) Effect of Delay; Waiver; Foreclosure on Collateral. No delay or
         --------------------------------------------------
omission of Lender, in exercising any right or power arising from any Event of Default shall prevent Lender from exercising that right or power if the Event of Default continues. No waiver of an Event of Default, whether full or partial, by Lender or such holder shall be taken to extend to any subsequent Event of Default, or to impair the rights of Lender in respect of any damages suffered as a result of the Event of Default. The giving, taking or enforcement of any other or additional security, collateral or guaranty for the payment or discharge of the Indebtedness and performance of the Obligations shall in no way operate to prejudice, waive or affect the security interest created by this Security Agreement or any rights, powers or remedies exercised hereunder or thereunder. Lender shall not be required first to foreclose on the Collateral prior to bringing an action against Borrower for sums owed to Lender under this Security Agreement or under any Note.

SECTION 17. LATE PAYMENTS. Borrower shall pay Lender a late charge of 8% of any payment owed Lender by Borrower which is not paid when due (taking into account applicable grace periods), for every month such payment is not paid when due, but in no event an amount greater than the highest rate permitted by applicable law. If such amounts have not been received by Lender at Lender's place of business or by Lender's designated agent by the date such amounts are due under this Security Agreement or the Notes, Lender shall bill Borrower for such charges. Borrower acknowledges that invoices for amounts due hereunder or under the Notes are sent by Lender for Borrower's convenience only. Borrower's non-receipt of an invoice will not relieve Borrower of its obligation to make payments hereunder or under the Notes.

SECTION 18. PAYMENTS BY LENDER. If Borrower shall fail to make any payment or perform any act required hereunder (including, but not limited to, maintenance of any insurance required by Section 10), then Lender may, but shall not be required to, after such notice to Borrower as is reasonable under the circumstances, make such payment or perform such act with the same effect as if made or performed by Borrower. Borrower will upon demand reimburse Lender for all sums paid and all reasonable costs and expenses incurred in connection with the performance of any such act.

SECTION 19. FINANCING STATEMENTS. Borrower hereby appoints Lender (and each of Lender's officers, employees or agents designated by Lender) with full power of substitution by Lender, as Borrower's attorney, with power to execute and deliver on Borrower's behalf, financing statements and other documents necessary to perfect and/or give notice of Lender's security interest in any of the Collateral. Notwithstanding the above, Borrower will, upon Lender's request, execute all financing statements pursuant to the Uniform Commercial Code and all such other documents reasonably requested by Lender to perfect Lender's security interests hereunder. Borrower authorizes Lender to file financing statements signed only by Lender (where such authorization is permitted by law) at all places where Lender deems necessary.

SECTION 20. NATURE OF TRANSACTION. Lender makes no representation whatsoever, express or implied, concerning the legal character of the transaction evidenced hereby, for tax or any other purpose.

SECTION 21. SUSPENSION OF LENDER'S OBLIGATIONS. The obligations of Lender hereunder will be suspended to the extent that Lender is hindered or prevented from complying therewith because of labor disturbances, including but not limited to strikes and lockouts, acts of God, fires, floods, storms, accidents, industrial unrest, acts of war, insurrection, riot or civil disorder, any order, decree, law or governmental regulations or interference, failure of the manufacturer to deliver any item of Collateral or any cause whatsoever not within the sole and exclusive control of Lender.

SECTION 22. LENDER'S EXPENSE. Borrower shall pay Lender all reasonable costs and expenses including reasonable attorney's fees and the fees of collection agencies, incurred by Lender in connection with any bankruptcy or post-judgment proceeding, whether or not suit is filed and, in each and every action, suit or proceeding, including any and all appeals and petitions therefrom.

SECTION 23. ALTERATIONS; ATTACHMENTS. Other than in conformity with the manufacturer's warranty and/or other functional improvements no alterations or attachments shall be made to the Collateral without Lender's prior written consent, which shall not be given for changes that will affect the reliability and utility of the Collateral or which cannot be removed without damage to the Collateral, or which in any way affect the value of the Collateral for purposes of resale or lease. All attachments and improvements to the Collateral shall be deemed to be "Collateral" for purposes of the Security Agreement, and a first priority security interest therein shall immediately vest in Lessor.

SECTION 24. CHATTEL PAPER. (a) One executed copy of the Security Agreement will be marked "Original" and all other counterparts will be duplicates. To the extent, if any, that this Security Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction) no security interest in the Security Agreement may be created in any documents other than the "Original." (b) There shall be only one original of each Note and it shall be marked "Original," and all other counterparts will be duplicates. To the extent, if any, that any Notes to this Security Agreement constitutes chattel paper (or as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction) no security interest in any Notes(s) may be created in any documents other than the "Original."

SECTION 25. COMMITMENT FEE. Borrower has paid to Lender a commitment fee
("Fee") of [*]. The Fee shall be applied by Lender first to reimburse Lender for all out-of-pocket UCC and other search costs, inspections and labeling costs and appraisal fees, if any, incurred by Lender, and then proportionally to the first monthly payment for each Note hereunder in the proportion that the Collateral value for such Note bears to Lender's entire commitment. However, the portion of the Fee which is not applied to such monthly payments shall be non-refundable except if Lender defaults in its obligation to fund Loans pursuant to Section 3.

SECTION 26. NOTICES. All notices hereunder shall be in writing, by registered mail, or reliable messenger or delivery service (including overnight service) and shall be directed, as the case may be, to Lender at 2401 Kerner Boulevard, San Rafael, California 94901, Attention: Asset Management and to Borrower at 118 King Street, #225, San Francisco, CA 94107, Attention: Chief Financial Officer.

SECTION 27. MISCELLANEOUS. (a) Borrower shall provide Lender with such corporate resolutions, financial statements and other documents as Lender shall reasonably request from time to time. (b) Borrower represents that the Collateral hereunder is used solely for business purposes. (c) Time is of the essence with respect to this Security Agreement. (d) Borrower acknowledges that Borrower has read this Security Agreement and the Notes, understands them and agrees to be bound by their terms and further agrees that this Security Agreement and the Notes constitute the entire agreement between Lender and Borrower with respect to the subject matter hereof and supersede all previous agreements, promises, or representations. (e) This Security Agreement

[*] Confidential Treatment Requested
and the Notes may not be changed, altered or modified except by an instrument signed by an officer or authorized representative of Lender and Borrower. (f) Any failure of Lender to require strict performance by Borrower or any waiver by Lender of any provision herein or in a Note shall not be construed as a consent or waiver of any other breach of the same or any other provision (g) If any provision of this Security Agreement or any Note is held invalid, such invalidity shall not affect any other provisions hereof or thereof. (h) The obligations of Borrower to pay the Indebtedness and perform the Obligations shall survive the expiration or earlier termination of this Security Agreement and each Note until all Obligations of Borrower to Lender have been met and all liabilities of Borrower to Lender and any assignee have been paid in full (1) Borrower will notify Lender at least 30 days before changing its name, principal place of business or chief executive office. (j) Borrower will, at its expense, promptly execute and deliver to Lender such documents and assurances (including financing statements) and take such further action as Lender may reasonably request in order to carry out the intent of this Security Agreement and Lender's rights and remedies.

SECTION 28. JURISDICTION AND WAIVER OF JURY TRIAL. This Security Agreement and the Notes shall be deemed to have been negotiated, entered into and performed in the State of California and it is understood and agreed that the validity of this Security Agreement and of any of the terms and provisions, of the Security Agreement and Notes, as well as the rights and duties of Lender and Borrower, shall be construed pursuant to and in accordance with the laws of the State of California, without giving effect to conflicts of law principles. It is agreed that exclusive jurisdiction and venue for any legal action between the parties arising out of or relating to this Security Agreement and each Note shall be in the Superior Court for Marin County, California, or, in cases where federal diversity jurisdiction is available, in the United States District Court for the Northern District of California situated in San Francisco. BORROWER AND LENDER EACH, TO THE EXTENT IT MAY LAWFULLY DO SO, HEREBY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS SECURITY AGREEMENT, ANY NOTE, ANY SECURITY DOCUMENTS, OR ANY OTHER AGREEMENTS EXECUTED IN CONNECTION HEREWITH.

SECTION 29. ADDITIONAL INTEREST COMPENSATION: (a) General. Borrower shall be
                                                  -------
required to choose a final payment or Note extension election ("Additional Interest Compensation") at the expiration of the first Note's term. Borrower shall provide written notice of its election to Lender at least 90 days prior to the end of the term of the first Note. That choice shall be an election of Borrower's additional interest compensation election for all, but not less than all, of the Collateral under all Notes under the Security Agreement.

In the event Borrower does not provide 90 days' prior written notice of its election, Borrower shall be deemed to have elected Election No.2.

(b) End of Loan Position Elections. As Additional Interest Compensation.
    ------------------------------
Borrower shall be required to:

Election No. 1:  Make a final payment equal to 15% of the Note's original
--------------
principal amount.

Election No.2: Extend the Note's term for an additional 12 months ("Extended Term") for a monthly rate of 1.5% of the Note's original principal amount.

IN WITNESS WHEREOF, Borrower and Lender have caused this Security Agreement to be executed as of the date and year first above written.



PHOENIX LEASING INCORPORATED            HOME SHARK, INC.

By:______________________________       By: /s/ Lee T. Kirkpatrick
                                           ------------------------------

Name:____________________________       Name (Print): Lee T. Kirkpatrick
                                                      -------------------

Title:___________________________       Title: CFO
                                              ---------------------------

                                        HEADQUARTERS LOCATION:
                                        ----------------------
                                        118 King Street, #225
                                        San Francisco, CA 94107
                                        County of San Francisco

                                        EXHIBITS AND SCHEDULES:
                                        ----------------------
                                        Exhibit A -- Closing Memorandum

                                   EXHIBIT A TO
                                   SENIOR LOAN AND SECURITY AGREEMENT NO. L6190
                                   DATED NOVEMBER 20, 1998

                              CLOSING MEMORANDUM
                              ------------------

1*   Duly executed Senior Loan and Security Agreement.
2. Duly executed Senior Security Promissory Note with Exhibit A Collateral description attached.
3. Insurance certificates reflecting coverage required under Section 10 of the Senior Loan and Security Agreement.
4.*  Resolutions of Borrower's board of directors.
5.   Real Property Waiver.**
6.   UCC-1 Financing Statements with respect to the Collateral.
7.   Opinion of Borrower's counsel.
8.   UCC search (Lender will obtain).
9. Certificate of Chief Financial Officer stating that (i) there are no liens, charges, security interest or other encumbrances that may affect Lender's right, title and interest in the Collateral and there are no UCC-l financing statements filed or in the process of being filed against any of the Collateral, (ii) Borrower is performing according to Borrower's business plan, (iii) no change which is a Material Adverse Effect has occurred in the financial condition of Borrower, (iv) no default has occurred, and (v) the representations and warranties in Section 5 of the Senior Loan and Security Agreement are true and correct as if made on the date of the Loan.
10.* Certificate from the Secretary of State of Borrower's state of incorporation, and from the state in which Borrower's chief executive office is located, if different, stating the Borrower is in good standing or is authorized to transact business, as the case may be, dated not more than thirty days prior to the first Loan (Lender will obtain).
11.* Borrower's Business Plan.
12.  Borrower's most recent financial statements.
13.  List of proposed Collateral.
14.  Purchase documentation verifying Borrower's ownership of equipment.
15. See Section 3 of the Senior Loan and Security Agreement for additional conditions to closing.
16.  Intercreditor Agreement, if applicable.


*    First Loan only.
** Required if any Equipment is a fixture, i.e., attached to real property, or located in certain states.

                        CORPORATE RESOLUTION TO BORROW

RESOLVED: That this corporation, HOME SHARK, INC., borrow funds from PHOENIX LEASING INCORPORATED, a California corporation, ("Lender") and grant as collateral for such borrowings such items of personal property and fixtures, and upon such terms and conditions, as the officer or officers hereinafter authorized, in their discretion, may deem necessary or advisable provided,
                                                                  --------
however, that the aggregate principal amount of borrowings hereunder shall not
-------
exceed the sum of [*].


RESOLVED FURTHER: That:

LEE KIRKPATRICK                    CFO                 /s/ Lee Kirkpatrick
(Print or type name)   (Title of Corporate Officer)    (Specimen signature)

or

(Print or type name)   (Title of Corporate Officer)    (specimen signature)


of this corporation (this officer or officers authorized to act pursuant hereto being hereinafter designated as "authorized officers"), are individually authorized, directed and empowered, in the name of this corporation, to execute and deliver to Lender, and Lender is requested to accept, any notes, security agreements, and other documents or agreements that may be required by Lender in connection with such borrowings.

RESOLVED FURTHER: That the authorized officers are individually authorized, directed and empowered, in the name of this corporation, to do or cause to be done all such further acts and things as they shall deem necessary, advisable, convenient, or proper in connection with the execution and delivery of any such notes, security agreements, and other documents or agreements and in connection with or incidental to the carrying of the same into effect, including without limitation, the execution, acknowledgment, and delivery of all instruments and documents which may reasonably be required by Lender under or in connection with any such borrowing.

RESOLVED FURTHER: That Lender is authorized to act upon these resolutions until written notice of their revocation is delivered to Lender, and that the authority hereby granted shall apply with equal force and effect to the successors in office of the officers herein named.

I, Edward Hoyt, President and CEO of HOME SHARK, INC., a corporation incorporated under the laws of the State of California, do hereby certify that the foregoing is a full, true and correct copy of resolutions of the Board of Directors of the said corporation, duly and regularly passed or adopted by the Board of Directors of said corporation as required by law and by the by-laws of the said corporation on the 19th day of August, 1998.


I further certify that said resolutions are still in full force and effect and have not been amended or revoked and that the specimen signatures appearing above are the signatures of the officers authorized to sign for this corporation by virtue of the said resolutions.

IN WITNESS WHEREOF, I have hereunto set my hand as such President and CEO, and affixed the corporate seal of the said corporation, this _______ day of __________, 19__.


AFFIX CORPORATE                   Edward Plater Hoyt
 SEAL HERE                        ----------------------------
                                  PRESIDENT AND CEO OF HOME SHARK, INC.

                                  [PERSON WHO SIGNS HERE MUST BE DIFFERENT FROM PERSON(S) WHO SIGNED ABOVE.]


[*] Confidential Treatment Requested

        AMENDMENT NO. 1 TO SENIOR LOAN AND SECURITY AGREEMENT NO. L6190

THIS AMENDMENT NO. 1 TO SENIOR LOAN AND SECURITY AGREEMENT NO. L6190 ("Amendment") is dated as of February 16, 1999, by and between HOME SHARK, INC. ("Borrower") and PHOENIX LEASING INCORPORATED ("Lender").

                                   RECITALS

WHEREAS, Borrower and Lender entered into that certain Senior Loan and Security Agreement No. L6190, dated as of November 20, 1998 (the "Security Agreement"), pursuant to which Borrower is financing equipment with an aggregate purchase price of [*], (the "Initial Commitment");

WHEREAS, Borrower has requested that Lender increase the dollar limit on the aggregate purchase price of equipment which Lender is willing to finance for Borrower under the Security Agreement by an additional [*], (such increase hereinafter referred to as the "Additional Commitment");

WHEREAS, Lender is willing to provide the Additional Commitment, on the terms set forth herein and Borrower is willing to agree to such terms; and

WHEREAS, Borrower and Lender now desire to amend the Security Agreement to provide for the Additional Commitment, and as otherwise provided in this Amendment;

NOW, THEREFORE, IT IS AGREED THAT:

1.   Definitions. Unless otherwise indicated, words and terms which are defined
     -----------
in the Security Agreement shall have the same meaning where used herein. Upon execution of this Amendment, (i) the term "Security Agreement" shall be deemed to include this Amendment, (ii) the term "Collateral" shall be deemed to include the "Additional Commitment Collateral," (iii) the term "Note(s)" shall be deemed to include any "Additional Commitment Note(s)," and (iv) the term "Loan" shall be deemed to include "Additional Commitment Loan," as these terms are defined herein.

2.   Amendments. The Security Agreement is hereby amended as follows:
     ----------

     (a)  Following Section 3, a new Section 3A is added as follows:

          3A. LENDER ADDITIONAL COMMITMENT. (a) General Terms. Subject to the terms and conditions of this Security Agreement and so long as no Event of Default or event which with the giving of notice or passage of time, or both, could become an Event of Default has occurred or is continuing, upon full funding of the Initial Commitment, Lender hereby agrees to make one or more additional senior secured Loans "Additional Commitment Loans" to Borrower, subject to the following conditions:
          (i) each Additional Commitment Loan shall be evidenced by an Additional Commitment Note; (ii) the total principal amount of the Additional Commitment Loans shall not exceed [*] in the aggregate (the "Additional Commitment"), but in any event the Initial Commitment together with the Additional Commitment shall not exceed [*]; provided that no more than [*] of the amount of the utilized Additional Commitment may be used to finance Soft Costs; (iii) at the time of each Additional Commitment Loan, no Event of Default or event which with the giving of notice or passage of time, or both, could become an Event of Default shall have occurred and be continuing, as reasonably determined by Lender, and certified by Borrower; (iv) the amount of each Additional Commitment Loan shall be at least [*] except for a final Additional Commitment Loan which may be less than [*]; (v) Lender shall not be obligated to make any Additional Commitment Loan

[*] Confidential Treatment Requested
          after [*]; (vi) for each Additional Commitment Loan, Borrower shall present to Lender a list of proposed Additional Commitment Collateral for approval by Lender in its sole discretion; (vii) for each Additional Commitment Loan, Borrower shall have provided Lender with each of the closing documents described in Exhibit A hereto (which documents shall be in form and substance reasonably acceptable to Lender); (viii) Borrower is performing according to its business plan referred to as "October-Based Forecast Draft-Confidential" dated November 18, 1998 (the "Additional Commitment Business Plan"), as may be amended from time to time in form and substance acceptable to Lender. Performance will be measured by prorating quarterly figures to a monthly basis; (ix) there shall be no material adverse change in Borrower's condition, financial or otherwise, that would materially impair the ability of Borrower to meet its payment and other obligations under this Additional Commitment Loan (a "Material Adverse Effect") as reasonably determined by Lender, and Borrower so certifies, from (yy) the date of the most recent financial statements delivered by Borrower to Lender to (zz) the date of the proposed Additional Commitment Loan; (x) prior to payment in full of all Additional Commitment Notes, Borrower shall not offer any loan secured by any equipment, furniture or fixtures to any other person or entity other than Lender, unless Lender declines to finance such transaction or Borrower and Lender are unable to agree on the terms of such financing; (xi) Borrower shall use the proceeds of all Additional Commitment Loans hereunder to purchase or reimburse the purchase of Additional Commitment Collateral; (xii) at the time of each Additional Commitment Loan, Borrower has reimbursed Lender for all UCC filing and search costs, inspection and labeling costs, and appraisal fees, if any; (xiii) all Additional Commitment Collateral has been marked and labeled by Lender or Lender's agent; and (xiv) Lender has received in form and substance acceptable to Lender:(a) Borrower's interim financial statements signed by a financial officer of Borrower, (b) prior to the funding of the First Additional Commitment Loan, evidence of Borrower's [*] cash position as of December 31, 1998; (c) prior to any fundings after May 30, 1999, a new 1999 business plan; and (d) complete copies of the Borrower's audit reports for its most recent fiscal year, which shall include at least Borrower's balance sheet as of the close of such year, and Borrower's statement of income and retained earnings and of changes in financial position for such year, prepared on a consolidated basis and certified by independent public accountants. Such certificate shall not be qualified or limited because of restricted or limited examination by such accountant of any material portion of the company's records. Such reports shall be prepared in accordance with generally accepted accounting principles and practices consistently applied.

          (b) The Notes. Each Additional Commitment Loan shall be evidenced by
              ---------
          an Additional Commitment Note which may not be prepaid in whole or in part. Each Additional Commitment Note shall bear interest and be payable at the times and in the manner provided therein. Following payment of the Indebtedness related to each Additional Commitment Note, Lender shall promptly return such Additional Commitment Note, marked "canceled," to Borrower.

     (b)  Following Section 25, a new Section 25A is added as follows:

          25A. ADDITIONAL COMMITMENT FEE. Borrower has paid to Lender a commitment fee ("Additional Commitment Fee") of [*] Dollars ([*]) with respect to the Additional Commitment. The Additional Commitment Fee shall be applied by Lender first to reimburse Lender for all out-of-pocket UCC search costs, inspections and appraisal fees incurred by Lender, and then proportionally to the first month's payment under each Additional Commitment Note, in the proportion that the collateral value for such Additional Commitment Note bears to the Additional

[*] Confidential Treatment Requested

          Commitment. However, the portion of the Additional Commitment Fee which is not applied to such monthly payments shall be non-refundable except if Lender defaults in its obligation to fund Additional Commitment Loans pursuant to Section 3A.

3.   Representations and Warranties: Borrower hereby reconfirms as of the date
     ------------------------------
hereof, its representations and warranties set forth in Section 5 of the Security Agreement.

4.   Continued Validity of Security Agreement. Except as amended by this
     ----------------------------------------
Amendment, the Security Agreement shall continue in full force and effect as originally constituted and is ratified and affirmed by the parties hereto. Such Amendment shall not amend or otherwise affect any of the Notes executed and delivered by Borrower prior to the date hereof.

5.   Authorization. Each party represents to the other that the individual
     -------------
executing this Amendment on its behalf is the duly appointed signatory of such party to this Amendment and that such individual is authorized to execute this Amendment by or on behalf of such party and to take all action required by the terms of this Amendment.

6.   When Amendment is Effective. This Amendment shall be binding and deemed
     ---------------------------
effective when executed by Borrower and accepted and executed by Lender. Upon such effectiveness this Amendment shall be deemed to have amended the Security Agreement as provided herein.

7.   Captions. Section headings and numbers have been set forth herein for
     --------
convenience only. Unless the contrary is compelled by the context, everything contained in each section applies equally to this entire Amendment.

8.   No Novation.  This Amendment is not intended to be, and shall not be
     -----------
construed to create, a novation or accord and satisfaction, and, except as otherwise provided herein, the Security Agreement shall remain in full force and effect.

9.   Severability. Each provision of this Amendment shall be severable from
     ------------
every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.

10.  Entire Agreement. The Security Agreement as amended by this Amendment
     ----------------
constitutes the entire agreement between Borrower and Lender with respect to the subject matter hereof and supersedes all prior and contemporaneous negotiations, communications, discussions and agreements concerning such subject matter. Borrower acknowledges and agrees that Lender has not made any representation, warranty or covenant in connection with this Amendment.

11.  Conflicts. In the event of any conflict between the terms of this
     ---------
Amendment and terms of the Security Agreement, the terms of this Amendment shall prevail.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first set forth above.



LENDER:                                      BORROWER:
PHOENIX LEASING INCORPORATED                 HOME SHARK, INC.

By:_________________________                 By: /s/ Lee T. Kirkpatrick
                                                ---------------------------

Name:_______________________                 Name: Lee T. Kirkpatrick
                                                  -------------------------

Title:______________________                 Title: Secretary & CFO
                                                   ------------------------

                                                                    EXHIBIT A TO
                                                              AMENDMENT NO. 1 TO
                                    SENIOR LOAN AND SECURITY AGREEMENT NO. L6190
                                                         DATED NOVEMBER 20, 1998

                              CLOSING MEMORANDUM

1*   Duly executed Amendment No. 1 to Senior Loan and Security Agreement.

2. Duly executed Additional Commitment Senior Secured Promissory Note with Exhibit A Additional Commitment Collateral description attached.

3.* Insurance certificates reflecting additional amount of coverage required under Section 10 of the Senior Loan and Security Agreement.

4.* Resolutions of Borrower's board of directors reflecting new amount of borrowings.

5.   Real Property Waiver.**

6. UCC-1 Financing Statements with respect to the Additional Commitment Collateral.

7.   UCC search (Lender will obtain).

8. Certificate of Chief Financial Officer stating that (i) there are no liens, charges, security interests or other encumbrances that may affect Lender's right, title and interest in the Additional Commitment Collateral and there are no UCC-1 financing statements filed or in the process of being filed against any of the Additional Commitment Collateral, (ii) Borrower is performing according to Borrower's Additional Commitment Business Plan,
     (iii) no change which is a Material Adverse Effect has occurred in the financial condition of Borrower, (iv) no default has occurred, and (v) the representations and warranties in Section 5 of the Senior Loan and Security Agreement are true and correct as if made on the date of the Additional Commitment Loan.

9.* Certificate from the Secretary of State of Borrower's state of incorporation; and from the state in which Borrower's chief executive office is located, if different, stating the Borrower is in good standing or is authorized to transact business, as the case may be, dated not more than thirty days prior to the first Additional Commitment Loan (Lender will obtain).

10.* Borrower's Additional Commitment Business Plan.

11.  Borrower's most recent financial statements.

12.  List of proposed Additional Commitment Collateral.

13. Purchase documentation verifying Borrower's ownership of Additional Commitment Collateral.

14. See Section 3A of the Senior Loan and Security Agreement for additional conditions to closing.

15. lntercreditor Agreement, if applicable.


*    First Additional Commitment Loan only.
** Required if any Collateral is a fixture, i.e., attached to real property, or located in certain states.

         AMENDMENT NO.2 TO SENIOR LOAN AND SECURITY AGREEMENT NO. L6190

THIS AMENDMENT NO. 2 TO SENIOR LOAN AND SECURITY AGREEMENT ("Amendment No. 2") is entered into effective April 30, 1999, by and between PHOENIX LEASING INCORPORATED as lender ("Lender") and iOWN, INC. as Borrower ("Borrower").

WHEREAS, Lender and HOME SHARK, INC., as Borrower, entered into (i) the Senior Loan and Security Agreement No. L6190 dated as of November 20, 1998, ("Security Agreement"), (ii) all Senior Secured Promissory Notes, (the "Note(s)") and (iii) the other instruments and documents contemplated by the Security Agreement (with the Security Agreement and the Note(s), the "Loan Documents").

WHEREAS, Borrower has changed its name from HOME SHARK, INC. to iOWN, INC.;

WHEREAS, Lender and Borrower now wish to amend each of the Loan Documents to reflect the Borrower's name change;

NOW, THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, each of the Loan Documents in which the Borrower is referred to as HOME SHARK, INC. is amended to change such reference to read iOWN, INC. All of the other terms and conditions in each of the Loan Documents are hereby reaffirmed and ratified.

Borrower will do and perform any act, and will execute, acknowledge, deliver, file, register, record and deposit (and will file, reregister, rerecord or redeposit whenever required) all instruments and documents required by law or reasonably requested by Lender to protect, to Lender's satisfaction, Lender's security interest in the Equipment financed pursuant to the Security Agreement.

This Amendment No. 2 shall be governed by California law, without giving effect to conflicts of law principles.

All defined terms shall have the same meaning as in the Security Agreement except as specifically provided herein. In all other respects, the Loan Documents remain unchanged.


IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 as of the date above written.

LENDER:                                  BORROWER:

PHOENIX LEASING INCORPORATED             iOWN, INC.

By: /s/ Tim Taylor                            By: /s/ Lee T. Kirkpatrick
   ------------------------                      --------------------------

Name: Tim Taylor                         Name: Lee T. Kirkpatrick
     ----------------------                   -----------------------------

Title:    AVP                            Title:   CFO
      ---------------------                     ---------------------------

                       CORPORATE RESOLUTION TO BORROW

   RESOLVED: That this corporation, HOME SHARK, INC., borrow funds from PHOENIX LEASING INCORPORATED, a California corporation, ("Lender") and grant as collateral for such borrowings such items of personal property and fixtures, and upon such terms and conditions, as the officer or officers hereinafter authorized, in their discretion, may deem necessary or advisable; provided,
                                                                     --------
   however, that the aggregate principal amount of borrowings hereunder shall
   -------
   not exceed the sum [*].

   RESOLVED FURTHER: That:

    Lee Kirkpatrick               CFO Secretary         /s/ Lee Kirkpatrick
    ---------------               -------------         -------------------
    (Print or type name)  (Title of Corporate Officer)  (specimen signature)
   or
    _____________________ ___________________________  ________________________
    (Print or type name)  (Title of Corporate Officer) (specimen signature)

   of this corporation (this officer or officers authorized to act pursuant hereto being hereinafter designated as "authorized officers"), are individually authorized, directed and empowered, in the name of this corporation, to execute and deliver to Lender, and Lender is requested to accept, any notes, security agreements, and other documents or agreements that may be required by Lender in connection with such borrowings.

   RESOLVED FURTHER: That the authorized officers are individually authorized, directed and empowered, in the name of this corporation, to do or cause to be done all such further acts and things as they shall deem necessary, advisable, convenient, or proper in connection with the execution and delivery of any such notes, security agreements, and other documents or agreements and in connection with or incidental to the carrying of the same into effect, including without limitation, the execution, acknowledgment, and delivery of all instruments and documents which may reasonably be required by Lender under or in connection with any such borrowing.

   RESOLVED FURTHER: That Lender is authorized to act upon these resolutions until written notice of their revocation is delivered to Lender, and that the authority hereby granted shall apply with equal force and effect to the successors in office of the officers herein named.

I, Edward Hoyt, President and CEO of HOME SHARK, INC., a corporation incorporated under the laws of the State of California, do hereby certify that the foregoing is a full, true and correct copy of resolutions of the Board of Directors of the said corporation, duly and regularly passed or adopted by the Board of Directors of the said corporation as required by law and by the by-laws of the said corporation on the 19 day of August, l998.

I further certify that said resolutions are still in full force and effect and have not been amended or revoked and that the specimen signatures appearing above are the signatures of the officers authorized to sign for this corporation by virtue of the said resolutions.

IN WITNESS WHEREOF, I have hereunto set my hand as such secretary, and affixed the corporate seal of the said corporation, this 12 day of February, 1999.


[SEAL]                               /s/ Edward P. Hoyt
                                     --------------------------------------
                                     PRESIDENT AND CEO OF HOME SHARK, INC.
                                     (PERSON WHO SIGNS HERE MUST BE DIFFERENT
                                      FROM PERSON(S) WHO SIGNED ABOVE.)


[*] Confidential Treatment Requested